Exhibit 99.2

November 13, 2013

Parametric Sound Corporation

13771 Danielson Street, Suite L

Poway, CA 92064

Re:         Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as counsel to Parametric Sound Corporation, a Nevada corporation (the “Company”), in connection with the preparation and filing with the Securities and Exchange Commission (the “Commission”) of a Prospectus Supplement, dated November 12, 2013 (the “Prospectus Supplement”), to a Registration Statement on Form S-3, File No. 333-188389 (the “Registration Statement”), filed by the Company with the Commission under the Securities Act of 1933, as amended (the “Securities Act”). The Prospectus Supplement relates to the sale of 364,286 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), pursuant to a Subscription Agreement dated November 12, 2013, by and between the Company and the purchaser set forth on the signature page thereto (the “Subscription Agreement”). The form of Subscription Agreement is being filed as an exhibit to a Current Report on Form 8-K and incorporated by reference into the Registration Statement. This opinion is being rendered in connection with the filing of the Prospectus Supplement with the Commission.

In connection with this opinion, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of rendering the opinion expressed below. In addition, we have been furnished with and have examined originals or copies of the Prospectus Supplement, the Registration Statement, the Subscription Agreement, the Company’s charter documents, the corporate proceedings taken by the Company with respect to the filing of the Prospectus Supplement, the Registration Statement and the issuance of the Shares, and the originals or copies, certified or otherwise identified to our satisfaction, of such records, documents, certificates, memoranda and other instruments as we have considered necessary to provide a basis for the opinions hereinafter expressed. In such examination, we assumed (i) that the documents and instruments submitted to us have not been amended or modified since the date submitted, and (ii) the due execution and delivery of all documents where due execution and delivery are a prerequisite to the effectiveness thereof.

Also, we have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by us to be responsible, and we have assumed, without independent verification, that the parties to documents executed or to be executed, other than the Company, had or will have the capacity, if an individual, or the power, corporate or other, if an entity, to enter into and perform all obligations thereunder, the due authorization thereof by all requisite action, corporate or other, of such parties, and the due execution and delivery thereof by such parties, and that the signatures on documents examined by us are genuine. In particular, we have assumed that all governing documents under which the Shares are to be issued (including the Subscription Agreement) have been duly authorized, executed and delivered by all parties thereto other than the Company.

We have obtained from officers of the Company a certificate as to certain factual matters and, insofar as this opinion is based on matters of fact, we have relied on such certificate without independent investigation.

Based upon and subject to the foregoing and the qualifications and limitations set forth below, it is our opinion that the Shares, when issued and sold in accordance with the Subscription Agreement and the Prospectus Supplement, will be validly issued, fully paid and non-assessable.

The foregoing opinion is limited to the Federal laws of the United States, Title 7, Chapter 78 of the Nevada Revised Statutes, the applicable provisions of the Constitution of the State of Nevada, and reported decisions of the Nevada courts interpreting such laws and Constitution, and we are expressing no opinion as to the effect of the laws of any other jurisdiction.

This opinion letter is rendered as of the date first written above and we disclaim any obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinion expressed herein. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Registration Statement, any prospectuses contained therein or related thereto (including the Prospectus Supplement), the Company, any Shares, or any other instruments, agreements or transactions that may be related thereto or contemplated thereby.

We understand that you wish to file this opinion with the Commission as an exhibit to a Current Report on Form 8-K and the Registration Statement in accordance with the requirements of Item 601(b)(5) of Regulation S-K promulgated under the Securities Act and to reference the firm’s name under the caption “Legal Matters” in the Prospectus Supplement, and we hereby consent thereto. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act.

Respectfully submitted,

/s/ Sheppard, Mullin, Richter, & Hampton LLP